SUPPLEMENT DATED FEBRUARY 16, 2016
TO

PROSPECTUSES DATED MAY 1, 2015
FOR MASTERS CHOICE, MASTERS FLEX, MASTERS EXTRA, MASTERS CHOICE II, AND
MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS, MASTERS I SHARE, AND MASTERS EXTRA II

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
 FOR MASTERS IV AND MASTERS VII

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

In December 2015, the Board of Trustees of the Columbia Variable Insurance Trust I approved a proposal to merge each fund listed below as an Acquired Fund with and into the corresponding fund listed below as an Acquiring Fund. Each of the mergers is subject to certain conditions, including approval by shareholders of the applicable Acquired Fund at a shareholders meeting expected to be held in the first half of 2016. If the mergers are approved by shareholders, the Acquiring Funds will be added as investment options under your Contract immediately prior to the merger.

Acquired Fund	Acquiring Fund

Variable Portfolio – Loomis Sayles Growth Fund II	Variable Portfolio – Loomis Sayles Growth Fund

Columbia Variable Portfolio – Large Cap Growth Fund II	Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – International Opportunities Fund	Columbia Variable Portfolio – Select International Equity Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.